UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Annual Report
For the Year Ended
October 31, 2018

First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.01
Common Share Net Asset Value (“NAV”)	$14.96
Premium (Discount) to NAV	(13.03)%
Net Assets Applicable to Common Shares	$63,046,642
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.53%
Current Distribution Rate on NAV(2)	4.81%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 10/31/18	5 Years Ended 10/31/18	10 Years Ended 10/31/18	Inception (5/25/05) to 10/31/18
Fund Performance(3)
NAV	2.13%	2.89%	5.96%	5.61%
Market Value	-4.52%	2.28%	5.95%	4.16%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	-1.52%	1.75%	3.40%	3.70%
Portfolio Characteristics
Weighted Average Effective Duration	3.16%
Weighted Average Effective Maturity	5.38

Asset Classification	% of Total Investments
Mortgage-Backed Securities	57.7%
U.S. Government Agency MBS	37.3
Asset-Backed Securities	1.4
Cash & Cash Equivalents	3.6
Total	100.0%
Credit Quality(4)	% of Total Fixed-Income Investments
AAA	2.2%
AA+	11.9
AA	3.1
AA-	1.4
A+	3.6
A	2.4
A-	0.5
BBB+	0.6
BBB	0.5
BBB-	0.9
BB+	0.5
BB-	1.9
B+	1.1
B	0.8
B-	0.2
CCC	1.5
CC	5.7
Not Rated	20.3
Government	37.3
Cash & Cash Equivalents	3.6
Total	100.0%
(1)	Most recent distribution paid or declared through 10/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President, Portfolio Manager
Jim Snyder – Senior Vice President, Portfolio Manager
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The fiscal year ended October 31, 2018 was characterized with bond market yields under pressure as markets began to price in faster economic growth in the U.S. spurring concern for a potentially more hawkish Federal Reserve (the “Fed”), coupled with increases in Treasury supply issuance as forecasted U.S. budget deficits trended higher. As such, yields across the curve moved meaningfully higher, led by the 2-year Treasury which sold off from 1.60% to a yield of 2.87%. As a result, the 2/30’s yield curve bear flattened rather dramatically, from 128 basis points (“bps”) to 52 bps to close the annual period. As expected, the Fed raised rates in December 2017 and again three more times in 2018, continuing the path to normalization of monetary policy. Over the period, the concern of a more hawkish Fed grew, global trade wars intensified and as a result, measures of volatility increased across broader fixed income markets. This injection of volatility coupled with the Fed formally ending its quantitative easing program and increasing the pace of balance sheet reduction saw Agency Mortgage-Backed Securities (“Agency MBS”) option-adjusted spreads widen from a low of 19 bps to a wide of 42 bps, before closing the period at 41 bps.
Performance Analysis
For the 12-month period ended October 31, 2018, the Fund returned 2.13% on a net asset value (“NAV”) basis and -4.52% on a market price basis.
During the same period, the Bloomberg Barclays U.S. MBS Index (the “Index”) returned -1.52%.
For the same period, the Fund outperformed the Index by 3.65% net of fees, on a NAV basis. Over the fiscal year, the Fund maintained a very defensive duration in the portfolio relative to the Index. This was a key driver of outperformance as U.S. bond market yields increased rather significantly. An additional key contributor to outperformance was the continued reinvestment and increase in allocation to the Non-Agency Residential Mortgage-Backed Securities (“Non-Agency RMBS”) sector, which performed well into the broader bond market yield backup. Additionally, the portfolio managers continued to deploy cash runoff into more stable and less credit sensitive Agency MBS cash flows which helped to generate more interest income. Lastly, a continued focus on active duration and yield curve management utilizing treasury futures helped to limit volatility and add stability into the strategy as the yield curve flattening trend persisted throughout 2018 as the Fed raised short rates.
Fund and Market Outlook
Given that the Fed is well into its process of interest rate normalization, we have, to-date, generally been positioned for rising rates. However, as the yield curve is now flatter than most historical periods, and interest rates are significantly higher, we have begun to favor more intermediate fixed income maturities and believe extending duration will begin to deliver superior risk adjusted outcomes in the future. As such, we remain defensive in managing interest rate risk, albeit less so than previously, and cautious with respect to credit risk, as we believe rising interest rates will likely slow U.S. housing in the future.
Although we have increased the overall duration in the Fund over the last 12 months, given our outlook on the broader bond markets, we plan to continue to manage the Fund defensively versus the Index from a duration standpoint. From an asset allocation perspective, we plan to maintain our ongoing strategy of reinvesting in higher yielding, higher quality Non-Agency RMBS assets allocated to the short end. Additionally, as highly liquid Agency MBS pass-throughs have widened in spread, we will look to take advantage of wider

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2018 (Unaudited)
spreads by allocating additional capital to the sector and look to tactically deploy modest amounts of leverage to the sector. Lastly, we will continue to actively manage yield curve exposures, mindful that, in our opinion, the yield curve flattening of the Fed’s hike cycle is nearing an end. We expect volatility to remain elevated, and as such, we will actively look for opportunities to increase investments in securities that benefit from these conditions.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 59.6%
	Collateralized Mortgage Obligations – 54.0%
	Accredited Mortgage Loan Trust
$313,110	Series 2003-2, Class A1	4.98%	10/01/33	$319,837
	ACE Securities Corp. Home Equity Loan Trust
878,486	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (a)	2.50%	12/25/36	469,103
	Banc of America Funding Corp.
80,644	Series 2008-R2, Class 1A4 (b)	6.00%	09/01/37	82,561
	Banc of America Mortgage Trust
51,506	Series 2002-L, Class 1A1 (c)	2.56%	12/01/32	45,196
210,346	Series 2005-A, Class 2A1 (c)	3.69%	02/01/35	210,233
	Chase Mortgage Finance Trust
166,730	Series 2007-A1, Class 1A3 (c)	4.16%	02/01/37	169,710
	CHL Mortgage Pass-Through Trust
131,369	Series 2005-HYB3, Class 2A6B (c)	3.75%	06/01/35	132,912
	Citigroup Mortgage Loan Trust
279,945	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (a)	4.68%	09/01/35	284,943
61,223	Series 2009-10, Class 1A1 (b) (c)	4.32%	09/01/33	62,382
686,270	Series 2012-7, Class 10A2 (b) (c)	4.70%	09/01/36	692,332
	COLT Mortgage Loan Trust
302,469	Series 2017-1, Class A1 (b)	2.61%	05/03/47	300,380
319,039	Series 2018-1, Class A1 (b)	2.93%	02/01/48	317,861
	Countrywide Asset-Backed Certificates
36,478	Series 2006-S8, Class A6	5.51%	04/01/36	36,280
	Countrywide Home Loan Mortgage Pass-Through Trust
445,194	Series 2003-46, Class 2A1 (c)	4.24%	01/01/34	445,066
288,774	Series 2006-21, Class A8	5.75%	02/01/37	249,224
463,014	Series 2006-HYB5, Class 3A1A (c)	4.07%	09/01/36	400,797
	Credit Suisse First Boston Mortgage Securities Corp.
356,147	Series 2004-AR2, Class 1A1 (c)	4.08%	03/01/34	356,690
366,743	Series 2004-AR8, Class 6A1 (c)	4.24%	09/01/34	372,527
143,610	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)	2.58%	07/25/35	140,063
	Credit Suisse Mortgage Trust
31,869	Series 2011-12R, Class 3A1 (b) (c)	4.09%	07/27/36	32,045
100,862	Series 2014-11R, Class 9A1, 1 Mo. LIBOR + 0.14% (a) (b)	2.36%	10/27/36	100,651
	DSLA Mortgage Loan Trust
632,345	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (a)	3.02%	07/19/44	637,352
746,284	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (a)	2.42%	04/19/47	735,251
	GMAC Mortgage Corporation Loan Trust
111,072	Series 2004-AR1, Class 22A (c)	4.20%	06/01/34	109,938
	GSR Mortgage Loan Trust
12,122	Series 2003-10, Class 1A12 (c)	4.42%	10/01/33	12,226
183,779	Series 2005-AR1, Class 4A1 (c)	3.02%	01/01/35	177,551
	Harborview Mortgage Loan Trust
403,303	Series 2004-6, Class 3A1 (c)	4.49%	08/01/34	400,344
	Home Equity Asset Trust
54,300	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (a)	2.92%	08/25/35	54,971
520,000	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (a)	2.69%	04/25/36	517,841
	Impac CMB Trust
241,945	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (a)	3.06%	10/25/34	238,005
	IXIS Real Estate Capital Trust
1,114,060	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.44%	05/25/37	398,141
	JP Morgan Mortgage Trust
955,464	Series 2005-ALT1, Class 4A1 (c)	4.25%	10/01/35	896,788
801,129	Series 2006-A2, Class 4A1 (c)	4.48%	08/01/34	811,454
195,005	Series 2006-A2, Class 5A3 (c)	4.24%	11/01/33	200,186
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Mortgage Trust (Continued)
$109,320	Series 2014-2, Class 1A1 (b)	3.00%	06/01/29	$107,502
	JP Morgan Re-REMIC
43,980	Series 2009-7, Class 12A1 (b)	6.25%	01/03/37	44,023
	MASTR Adjustable Rate Mortgages Trust
50,282	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (a)	4.58%	11/01/34	51,392
	MASTR Alternative Loan Trust
3,675,311	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (a)	2.63%	03/25/36	700,110
	MASTR Asset Backed Securities Trust
848,365	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.44%	11/25/36	599,643
1,290,669	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (a)	2.39%	08/25/36	711,163
589,129	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (a)	2.52%	08/25/36	328,504
	MASTR Asset Securitization Trust
19,625	Series 2003-11, Class 5A2	5.25%	12/01/23	19,486
64,846	Series 2003-11, Class 6A16	5.25%	12/01/33	65,508
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
319,321	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (a)	2.98%	11/15/31	320,111
348,330	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (a)	3.14%	08/15/32	337,515
	Meritage Mortgage Loan Trust
165,720	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (a)	3.26%	01/25/35	163,236
	Morgan Stanley Mortgage Loan Trust
510,789	Series 2004-7AR, Class 2A6 (c)	4.35%	09/01/34	526,354
	MortgageIT Trust
271,662	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)	3.91%	05/01/35	271,346
	New Residential Mortgage Loan Trust
604,259	Series 2014-2A, Class A2 (b)	3.75%	05/01/54	603,106
737,205	Series 2016-1A, Class A1 (b)	3.75%	03/01/56	736,382
	Nomura Asset Acceptance Corporation
1,122,779	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (a)	3.22%	12/25/34	1,123,641
	Nomura Resecuritization Trust
1,238,971	Series 2015-6R, Class 2A4 (b) (c)	6.31%	01/02/37	1,026,240
	Oakwood Mortgage Investors, Inc.
327,808	Series 2001-B, Class A2, 1 Mo. LIBOR + 0.38% (a) (b)	2.65%	08/15/30	325,322
	Pretium Mortgage Credit Partners I LLC
440,508	Series 2017-NPL4, Class A1, steps up 8/27/20 to 6.25% (b) (d)	3.25%	08/27/32	436,870
	Provident Funding Mortgage Loan Trust
89,502	Series 2004-1, Class 1A1 (c)	4.01%	04/01/34	90,660
183,950	Series 2005-1, Class 1A1 (c)	3.64%	05/01/35	184,880
	RBSSP Resecuritization Trust
7,596	Series 2010-10, Class 2A1, 1 Mo. LIBOR + 0.13% (a) (b)	2.35%	09/26/36	7,603
	RCO Mortgage LLC
403,669	Series 2017-1, Class A1, steps up 8/25/20 to 6.38% (b) (d)	3.38%	08/25/22	402,018
	Residential Accredit Loans, Inc.
136,991	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (a)	2.55%	02/25/46	105,221
1,582,779	Series 2006-QS6, Class 1AV, IO (c)	0.76%	06/01/36	40,509
	Residential Asset Securitization Trust
33,195	Series 2004-A3, Class A7	5.25%	06/01/34	34,056
	Saxon Asset Securities Trust
897,243	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)	2.58%	05/25/47	738,458
	Sequoia Mortgage Trust
218,433	Series 2017-CH2, Class A10 (b)	4.00%	12/01/47	219,417
302,829	Series 2018-CH2, Class A12 (b)	4.00%	06/01/48	304,585
	Structured Adjustable Rate Mortgage Loan Trust
324,628	Series 2004-2, Class 4A2 (c)	4.15%	03/01/34	324,891

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
$66,112	Series 2001-SB1, Class A2	3.38%	08/01/31	$65,361
	Thornburg Mortgage Securities Trust
295,173	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (a)	2.92%	09/25/43	294,640
	Towd Point Mortgage Trust
739,238	Series 2015-1, Class AES (b)	3.00%	10/01/53	734,256
400,033	Series 2015-2, Class 2A1 (b)	3.75%	11/01/57	400,550
1,376,416	Series 2015-3, Class A1B (b)	3.00%	03/01/54	1,365,439
916,571	Series 2016-1, Class A3B (b)	3.00%	02/01/55	902,776
	Vericrest Opportunity Loan Transferee
500,000	Series 2018-NPL6, Class A1B, steps up 9/25/21 to 7.56% (b) (d)	4.56%	09/25/48	499,680
	Wachovia Mortgage Loan Trust, LLC
276,858	Series 2006-A, Class 3A1 (c)	4.18%	05/01/36	273,336
	WaMu Mortgage Pass-Through Certificates
242,909	Series 2003-AR5, Class A7 (c)	4.08%	06/01/33	246,283
395,858	Series 2004-AR1, Class A (c)	3.74%	03/01/34	405,816
471,062	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (a)	2.70%	07/25/44	469,898
365,069	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (a)	3.00%	11/25/34	368,152
70,321	Series 2004-AR3, Class A2 (c)	3.96%	06/01/34	71,922
496,468	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.92%	01/25/45	512,935
715,820	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (a)	2.60%	08/25/45	716,682
642,915	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (a)	2.74%	04/25/45	648,595
266,637	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.92%	07/25/45	268,996
492,182	Series 2006-AR2, Class 1A1 (c)	3.46%	03/01/36	480,563
	Washington Mutual Alternative Mortgage Pass-Through Certificates
23,071	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (e)	25.79%	06/25/37	36,192
	Washington Mutual MSC Mortgage Pass-Through Certificates
352,671	Series 2004-RA1, Class 2A	7.00%	03/01/34	384,331
	Wells Fargo Mortgage Backed Securities Trust
315,562	Series 2003-H, Class A1 (c)	4.72%	09/01/33	320,815
396,130	Series 2004-A, Class A1 (c)	3.98%	02/01/34	412,039
53,788	Series 2004-EE, Class 3A1 (c)	4.52%	12/01/34	55,961
645,620	Series 2004-R, Class 1A1 (c)	4.74%	09/01/34	659,127
156,425	Series 2004-S, Class A1 (c)	4.54%	09/01/34	161,084
316,504	Series 2004-Y, Class 1A2 (c)	4.38%	11/01/34	326,555
3,843	Series 2004-Z, Class 2A1 (c)	3.89%	12/01/34	3,935
16,188	Series 2004-Z, Class 2A2 (c)	3.89%	12/01/34	16,577
174,352	Series 2005-AR10, Class 2A17 (c)	4.31%	06/01/35	180,329
304,530	Series 2005-AR16, Class 1A1 (c)	4.28%	08/01/33	311,128
272,361	Series 2005-AR3, Class 2A1 (c)	4.56%	03/01/35	277,981
259,141	Series 2005-AR8, Class 1A1 (c)	4.35%	06/01/35	266,648
300,758	Series 2006-13, Class A5	6.00%	10/01/36	297,714
80,440	Series 2007-16, Class 1A1	6.00%	12/04/37	80,490
155,594	Series 2007-2, Class 1A13	6.00%	03/01/37	153,840
36,828	Series 2007-8, Class 2A2	6.00%	07/01/37	36,591
				34,067,810
	Commercial Mortgage-Backed Securities – 5.6%
	Bayview Commercial Asset Trust
355,340	Series 2004-2, Class A, 1 Mo. LIBOR + 0.43% (a) (b)	2.71%	08/25/34	353,505
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.65% (a) (b)	6.18%	08/05/34	510,569
	Mortgage Stanley Capital I Trust
1,000,000	Series 2017-CLS, Class D, 1 Mo. LIBOR + 1.40% (a) (b)	3.68%	11/15/34	999,643
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	UBS-Barclays Commercial Mortgage Trust
$13,876,966	Series 2013-C5, Class XA, IO (b) (c)	0.97%	03/01/46	$470,507
	Wachovia Bank Commercial Mortgage Trust
188,436	Series 2007-C30, Class AJ	5.41%	12/01/43	189,555
	Waldorf Astoria Boca Raton Trust
1,000,000	Series 2016-BOCA, Class E, 1 Mo. LIBOR + 4.35% (a) (f)	6.63%	06/15/29	1,004,311
				3,528,090
	Total Mortgage-Backed Securities			37,595,900
	(Cost $37,673,185)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 38.6%
	Collateralized Mortgage Obligations – 27.0%
	Federal Home Loan Mortgage Corp.
11,587	Series 1007, Class H, 1 Mo. LIBOR x -1 + 20.88% (e)	17.81%	10/15/20	12,322
30,410	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (e)	9.57%	10/15/22	33,481
28,859	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (e)	10.00%	03/01/24	5,340
86,326	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (e)	20.20%	07/15/31	116,463
193,531	Series 2383, Class SD, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	5.72%	11/15/31	26,787
326,536	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (e)	6.50%	03/01/32	65,899
749,314	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (e)	5.17%	11/15/33	130,354
2,469,907	Series 2973, Class SX, IO, 1 Mo. LIBOR x -1 + 6.60%, Capped at 1.60% (e)	1.60%	05/15/35	29,352
1,752,015	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.37%	05/15/35	199,250
334,672	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (e)	14.49%	06/15/35	430,740
213,423	Series 3108, Class QZ	6.00%	02/01/36	262,974
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (e)	31.33%	07/15/36	39,873
290,602	Series 3210, Class ZA	6.00%	09/01/36	338,077
100,151	Series 3410, Class HC	5.50%	02/01/38	108,329
147,937	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (e)	3.75%	05/15/38	10,905
603,819	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (e)	3.80%	12/15/36	69,066
950,153	Series 3726, Class KI, IO	3.50%	04/01/25	41,963
977,542	Series 3784, Class BI, IO	3.50%	01/01/21	25,857
250,000	Series 3797, Class KB	4.50%	01/01/41	259,513
208,501	Series 3898, Class NI, IO	5.00%	07/01/40	8,371
861,728	Series 3985, Class GI, IO	3.00%	10/01/26	49,422
73,152	Series 4021, Class IP, IO	3.00%	03/01/27	5,454
998,011	Series 4057, Class YI, IO	3.00%	06/01/27	85,261
1,888,296	Series 4082, Class PI, IO	3.00%	06/01/27	170,615
1,013,996	Series 4206, Class IA, IO	3.00%	03/01/33	136,842
483,637	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (e)	4.00%	10/15/42	373,276
6,701,958	Series 4619, Class IB, IO	4.00%	12/01/47	928,110
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
52,604	Series T-56, Class APO	(g)	05/01/43	39,583
	Federal Home Loan Mortgage Corp., STRIP
102,842	Series 177, IO	7.00%	06/17/26	16,999
796,789	Series 243, Class 2, IO	5.00%	11/01/35	164,298
	Federal National Mortgage Association
102,106	Series 1996-46, Class ZA	7.50%	11/01/26	111,315
419,274	Series 1997-85, Class M, IO	6.50%	12/01/27	50,886
63,410	Series 2002-80, Class IO, IO	6.00%	09/01/32	12,238

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$113,886	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	5.72%	03/25/33	$18,811
146,653	Series 2003-44, Class IU, IO	7.00%	06/01/33	35,032
755,032	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (e)	4.82%	07/25/34	84,650
21,074	Series 2004-74, Class SW, 1 Mo. LIBOR x -1 + 15.50% (e)	10.93%	11/25/31	25,356
500,000	Series 2004-W10, Class A6	5.75%	08/01/34	535,074
295,013	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (e)	19.47%	01/25/36	449,575
36,624	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (e)	14.09%	06/25/35	48,310
127,929	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (e)	4.42%	02/25/35	16,688
209,177	Series 2006-105, Class ZA	6.00%	11/01/36	248,969
108,008	Series 2006-5, Class 3A2, 1 Mo. LIBOR + 2.08% (a)	3.96%	05/01/35	113,187
87,147	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (e)	4.17%	10/25/37	10,436
223,946	Series 2007-30, Class ZM	4.25%	04/01/37	223,812
363,440	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (e)	4.47%	05/25/37	55,244
294,177	Series 2008-17, Class BE	5.50%	10/01/37	325,202
182,000	Series 2008-2, Class PH	5.50%	02/01/38	201,179
1,842	Series 2008-50, Class AI, IO	5.50%	06/01/23	34
145,045	Series 2008-87, Class AS, IO, 1 Mo. LIBOR x -1 + 7.65% (e)	5.37%	07/25/33	21,756
399,000	Series 2009-28, Class HX	5.00%	05/01/39	444,684
173,219	Series 2009-37, Class NZ	5.71%	02/01/37	203,532
61,052	Series 2010-10, Class NI, IO	5.00%	01/01/39	4
1,741,352	Series 2010-103, Class ID, IO	5.00%	09/01/40	393,514
414,425	Series 2010-104, Class CI, IO	4.00%	09/01/20	8,888
2,018,566	Series 2010-139, Class KI, IO	1.09%	12/01/40	67,632
52,185	Series 2010-142, Class PS, IO, 1 Mo. LIBOR x -1 + 6.05% (e)	3.77%	05/25/40	168
154,792	Series 2010-145, Class TI, IO	3.50%	12/01/20	3,643
86,686	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (e)	13.72%	09/01/40	112,976
78,023	Series 2011-13, Class GI, IO	5.00%	11/01/25	454
100,369	Series 2011-5, Class IK, IO	8.00%	02/01/21	5,552
825,000	Series 2011-52, Class LB	5.50%	06/01/41	900,334
1,598,449	Series 2011-66, Class QI, IO	3.50%	07/01/21	58,576
2,388,899	Series 2011-81, Class PI, IO	3.50%	08/01/26	197,452
149,103	Series 2012-111, Class B	7.00%	10/01/42	168,699
1,965,595	Series 2012-112, Class BI, IO	3.00%	09/01/31	195,860
1,642,407	Series 2012-125, Class MI, IO	3.50%	11/01/42	363,160
28,344	Series 2012-74, Class OA	(g)	03/01/42	25,271
396,818	Series 2012-74, Class SA, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.37%	03/25/42	43,343
28,344	Series 2012-75, Class AO	(g)	03/01/42	24,592
149,284	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (e)	4.65%	01/01/44	133,947
72,199	Series 2013-14, Class ES, 1 Mo. LIBOR x -1.50 + 6.08% (e)	2.65%	03/25/43	55,371
828,122	Series 2013-28, Class AQ	2.00%	07/01/38	803,547
2,091,683	Series 2013-32, Class IG, IO	3.50%	04/01/33	297,101
534,502	Series 2013-51, Class PI, IO	3.00%	11/01/32	59,248
3,701,682	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	3.87%	04/25/45	539,297
1,513,431	Series 2015-76, Class BI, IO	4.00%	10/01/39	196,793
4,144,633	Series 2015-97, Class AI, IO	4.00%	09/01/41	701,140
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	54,985
	Federal National Mortgage Association, STRIP
71,260	Series 305, Class 12, IO (h)	6.50%	12/01/29	12,826
75,788	Series 355, Class 18, IO	7.50%	11/01/33	17,824
1,559,779	Series 387, Class 10, IO	6.00%	04/01/38	376,467
1,283,658	Series 406, Class 6, IO (h)	4.00%	01/01/41	266,788
	Government National Mortgage Association
186,839	Series 2004-95, Class QZ	4.50%	11/01/34	195,656
290,493	Series 2005-33, Class AY	5.50%	04/01/35	314,059
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$136,855	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (e)	10.94%	06/17/35	$149,263
418,060	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (e)	4.02%	09/20/35	48,279
47,821	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (e)	57.46%	06/20/36	125,331
661,036	Series 2007-14, Class PB	5.40%	03/01/37	692,814
107,812	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (e)	4.50%	08/20/37	11,381
342,261	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.37%	11/20/37	44,975
100,000	Series 2008-2, Class HB	5.50%	01/01/38	109,987
279,000	Series 2008-32, Class JD	5.50%	04/01/38	319,289
295,876	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (e)	4.46%	08/20/38	32,904
941,017	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (e)	4.22%	05/16/39	38,191
249,164	Series 2009-12, Class IE, IO	5.50%	03/01/39	49,857
88,470	Series 2009-65, Class NJ, IO	5.50%	07/01/39	4,546
122,107	Series 2009-79, Class PZ	6.00%	09/01/39	148,778
592,698	Series 2010-115, Class IQ, IO	4.50%	11/01/38	19,704
715,000	Series 2010-61, Class KE	5.00%	05/01/40	786,238
336,586	Series 2011-131, Class EI, IO	4.50%	08/01/39	15,577
529,648	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	3.87%	07/16/43	63,348
10,351,329	Series 2016-112, Class AI, IO	0.12%	06/20/38	54,726
70,775	Series 2016-139, Class MZ	1.50%	07/01/45	37,631
139,106	Series 2017-4, Class CZ	3.00%	01/01/47	113,904
105,089	Series 2017-H18, Class DZ (h)	4.59%	09/01/67	106,008
				16,988,644
	Commercial Mortgage-Backed Securities – 0.3%
	Government National Mortgage Association
218,000	Series 2013-57, Class D (h)	2.35%	06/01/46	181,932
	Pass-through Security – 11.3%
	Federal Home Loan Mortgage Corp.
388,859	Pool A94738	4.50%	11/01/40	398,515
538,383	Pool K36017	5.00%	09/01/47	553,076
	Federal National Mortgage Association
13,332	Pool 535919	6.50%	05/01/21	14,520
874,227	Pool 831145	6.00%	12/01/35	954,830
841,175	Pool 843971	6.00%	11/01/35	926,998
1,295,186	Pool AB5688	3.50%	07/01/37	1,268,849
2,000,000	Pool TBA (i)	4.00%	11/01/48	2,000,078
1,000,000	Pool TBA (i)	4.50%	11/01/48	1,023,978
				7,140,844
	Total U.S. Government Agency Mortgage-Backed Securities			24,311,420
	(Cost $26,113,165)
ASSET-BACKED SECURITIES – 1.4%
	Green Tree Financial Corp.
70,714	Series 1998-4, Class A7	6.87%	04/01/30	74,947
	Mid-State Capital Corp. Trust
370,617	Series 2004-1, Class M1	6.50%	08/01/37	402,888

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Mid-State Capital Corp. Trust (Continued)
$380,626	Series 2005-1, Class A	5.75%	01/01/40	$412,296
	Total Asset-Backed Securities			890,131
	(Cost $841,168)

Total Investments – 99.6%	62,797,451
(Cost $64,627,518) (j)
Net Other Assets and Liabilities – 0.4%	249,191
Net Assets – 100.0%	$63,046,642
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Short	2	Dec 2018	$ (224,766)	$937
U.S. Treasury 10-Year Notes	Long	2	Dec 2018	236,875	(250)
U.S. Treasury Long Bond Futures	Long	9	Dec 2018	1,243,125	(8,250)
Total Futures Contracts				$ 1,255,234	$(7,563)

(a)	Floating or variable rate security.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $12,038,205 or 19.1% of net assets.
(c)	Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2018.
(e)	Inverse floating rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	Zero coupon security.
(h)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(i)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2H - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(j)	Aggregate cost for federal income tax purposes was $64,917,813. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,481,210 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,609,135. The net unrealized depreciation was $2,127,925. The amounts presented are inclusive of derivative contracts.

IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIP	Separate Trading of Registered Interest and Principal of Securities
TBA	To-Be-Announced Security
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 37,595,900	$ —	$ 37,595,900	$ —
U.S. Government Agency Mortgage-Backed Securities	24,311,420	—	24,311,420	—
Asset-Backed Securities	890,131	—	890,131	—
Total Investments	62,797,451	—	62,797,451	—
Futures	937	937	—	—
Total	$ 62,798,388	$ 937	$ 62,797,451	$—
LIABILITIES TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures	$ (8,500)	$ (8,500)	$ —	$ —

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $64,627,518)	$ 62,797,451
Cash	2,317,203
Restricted Cash	50,000
Receivables:
Investment securities sold	701,885
Interest	312,496
Variation margin	32,012
Prepaid expenses	3,551
Total Assets	66,214,598
LIABILITIES:
Payables:
Investment securities purchased	3,026,745
Audit and tax fees	50,948
Investment advisory fees	45,516
Administrative fees	18,207
Shareholder reporting fees	11,574
Custodian fees	5,405
Transfer agent fees	3,566
Legal fees	3,061
Trustees’ fees and expenses	1,332
Financial reporting fees	771
Other liabilities	831
Total Liabilities	3,167,956
NET ASSETS	$63,046,642
NET ASSETS consist of:
Paid-in capital	$ 67,531,458
Par value	42,131
Accumulated distributable earnings (loss)	(4,526,947)
NET ASSETS	$63,046,642
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.96
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 2,904,140
Total investment income	2,904,140
EXPENSES:
Investment advisory fees	544,631
Legal fees	150,274
Audit and tax fees	80,615
Administrative fees	71,085
Shareholder reporting fees	48,501
Transfer agent fees	37,374
Custodian fees	21,123
Trustees’ fees and expenses	16,057
Financial reporting fees	9,250
Other	38,076
Total expenses	1,016,986
NET INVESTMENT INCOME (LOSS)	1,887,154
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(211,742)
Futures	(17,720)
Net realized gain (loss)	(229,462)
Net change in unrealized appreciation (depreciation) on:
Investments	(655,709)
Futures	8,359
Net change in unrealized appreciation (depreciation)	(647,350)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(876,812)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,010,342

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 1,887,154	$ 729,049
Net realized gain (loss)	(229,462)	57,249
Net change in unrealized appreciation (depreciation)	(647,350)	2,259,231
Net increase (decrease) in net assets resulting from operations	1,010,342	3,045,529
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,767,839)
Net investment income		(1,917,888)
Return of capital	(1,391,998)	(1,368,342)
Total distributions to shareholders	(3,159,837)	(3,286,230)
Total increase (decrease) in net assets	(2,149,495)	(240,701)
NET ASSETS:
Beginning of period	65,196,137	65,436,838
End of period	$ 63,046,642	$ 65,196,137
Accumulated net investment income (loss) at end of period		$(621,916)
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2018	2017	2016 (a)	2015	2014
Net asset value, beginning of period	$ 15.47	$ 15.53	$ 16.05	$ 17.02	$ 17.63
Income from investment operations:
Net investment income (loss)	0.45	0.18	(0.02)	1.02	1.02
Net realized and unrealized gain (loss)	(0.21)	0.54	0.41	(0.97)	(0.61)
Total from investment operations	0.24	0.72	0.39	0.05	0.41
Distributions paid to shareholders from:
Net investment income	(0.42)	(0.46)	(0.54)	(0.47)	(1.02)
Return of capital	(0.33)	(0.32)	(0.37)	(0.55)	—
Total distributions paid to Common Shareholders	(0.75)	(0.78)	(0.91)	(1.02)	(1.02)
Net asset value, end of period	$14.96	$15.47	$15.53	$16.05	$17.02
Market value, end of period	$13.01	$14.39	$14.00	$14.58	$15.12
Total return based on net asset value (b)	2.13%	5.25%	3.05%	1.06%	3.01%	(c)
Total return based on market value (b)	(4.52)%	8.60%	2.26%	3.34%	2.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 63,047	$ 65,196	$ 65,437	$ 67,639	$ 71,708
Ratio of total expenses to average net assets	1.59%	1.25%	1.47%	1.55%	1.78%
Ratio of total expenses to average net assets excluding interest expense	1.59%	1.25%	1.43%	1.51%	1.72%
Ratio of net investment income (loss) to average net assets	2.95%	1.12%	(0.11)%	6.18%	5.84%
Portfolio turnover rate	30%	27%	49%	46%	54%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the Securitized Products Group of First Trust, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	The Fund received a reimbursement from Brookfield in connection with a trade error in the amount of $1,180 for the year ended October 31, 2014. The reimbursement from Brookfield represented less than $0.01 per share and had no effect on the Fund’s total return.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2018
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FMY on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2018, the Fund had no when-issued or delayed-delivery securities. At October 31, 2018, the Fund held $3,024,056 of forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2018, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class E	7/12/16	$1,000,000	$100.43	$1,000,000	$1,004,311	1.59%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $50,000 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchase and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
I. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2018, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $204,743, an increase in accumulated net realized gain (loss) of $1,217,144 and a decrease to paid-in capital of $1,421,887.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), acccumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$1,767,839	$1,917,888
Capital gains	—	—
Return of capital	1,391,998	1,368,342
As of October 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,399,022)
Net unrealized appreciation (depreciation)	(2,127,925)
Total accumulated earnings (losses)	(4,526,947)
Other	—
Paid-in capital	67,573,589
Total net assets	$63,046,642
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2018, for federal income tax purposes, $1,421,887 of the Fund’s capital loss carryforward expired in the current year. At October 31, 2018, the Fund had post-enactment net capital losses for federal income tax purposes of $2,399,022 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
K. Expenses
The Fund will pay all expenses directly related to its operations.
L. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2018, were $9,202,929 and $14,055,565, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2018, were $4,146,167 and $14,191,716, respectively.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 937	Unrealized depreciation on futures contracts*	$ 8,500
*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(17,720)
Net change in unrealized appreciation (depreciation) on futures	8,359
During the fiscal year ended October 31, 2018, the notional value of futures contracts opened and closed were $17,211,615 and $17,720,756, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Trust Mortgage Income Fund (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2018, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 26, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 3,731,286, the number of votes against was 165,661 and the number of broker non-votes was 316,168. The number of votes cast in favor of Mr. Kadlec was 3,734,407, the number of votes against was 162,540 and the number of broker non-votes was 316,168. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
At the Annual Meeting, shareholders of the Fund voted against a shareholder’s proposal requesting the Board of Trustees to authorize a self-tender offer for all outstanding common shares of the Fund at or within 2% of net asset value. The shareholder’s proposal also stated that, “If more than 50% of the Fund’s outstanding common shares are submitted for tender, the Board is requested to cancel the tender offer and take those steps that the Board is required to take to cause the Fund to be liquidated or converted to (or merged with) an exchange traded fund or an open-end mutual fund” (the “Shareholder Proposal”). 123,539 shares of the Fund voted for the Shareholder Proposal, 2,803,201 shares of the Fund voted against the Shareholder Proposal, and 15,741 shares of the Fund abstained.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees (“the Board”) of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Mortgage Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Mortgage Securities Team and received a presentation from the Team at the April 23, 2018 meeting. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) all of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was below the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2017 but underperformed the Peer Group average for the one-, three- and five-year periods ended December 31, 2017. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2017 and $45,000 for the fiscal year ended October 31, 2018.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,067 for the fiscal year ended October 31, 2017 and $21,700 for the fiscal year ended October 31, 2018. These fees were for tax return preparation and review.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2017 were $17,067 for the Registrant and $44,000 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended October 31, 2018 were $21,700 for the Registrant and $48,190 for the Registrant’s investment adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 3, 2018.

The Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Securitized Products group is led by Jim Snyder and Jeremiah Charles and was previously known as the Mortgage Securities Team.

Jim Snyder. Mr. Snyder is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Snyder worked as a Senior Portfolio Manager at Fort Sheridan Advisors where he managed mortgage portfolios for institutional clients. Mr. Snyder has led several mortgage trading and portfolio groups at Deerfield Capital, Spyglass Capital & Trading and American Express Financial Advisors. Mr. Snyder managed AXP Federal Income Fund and developed mortgage trading strategies for Spyglass Capital and Deerfield’s Mortgage REIT and Opportunity Fund. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from University of Chicago Booth School of Business.

Jeremiah Charles. Mr. Charles is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Charles worked as a Vice President of Mortgage Product Sales for CRT Capital where he advised pension funds, hedge funds, and institutional money managers. Before joining CRT in 2011, Mr. Charles spent 6 years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. He began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a M.S. in Real Estate Finance with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2018.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Jeremiah Charles	Registered Investment Companies:	4	$2,144,657,501	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

2. James Snyder	Registered Investment Companies:	4	$2,144,657,501	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)        Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2018.

The compensation structure for the Securitized Products Group of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Securitized Products Group are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.

(4)       Disclosure of Securities Ownership

Information provided as of October 31, 2018.

Name	Dollar Range of Fund Shares Beneficially Owned
Jeremiah Charles	$0
James Snyder	$10,001-$50,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	December 20, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	December 20, 2018

* Print the name and title of each signing officer under his or her signature.